EXHIBIT 10.4

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                  AMERICAN INTERNATIONAL PETROLEUM CORPORATION



                      64 Units with each Unit comprised of
              the Company's $25,000 principal amount Subordinated
               Note maturing 90 days from the respective issuance
                                  of each Note
                                      and
               10,000 Warrants with each Warrant exercisable into
                        a Share of Common Stock at $.50



              (an aggregate of $1,600,000 principal amount of Subordinated Notes and 640,000 Warrants exercisable into 640,000 Shares of Common Stock)




                             SUBSCRIPTION AGREEMENT



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THE SECURITIES BEING OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE.


                             SUBSCRIPTION AGREEMENT


         THIS AGREEMENT has been executed by the undersigned, ____________________, whose address is
_____________________________________________________________, (herein referred to as the "Subscriber"), in connection with the placement of 64 Units with each Unit comprised of the Company's $25,000 principal amount Subordinated Note maturing 90 days from the respective issuance of each Note and 10,000 Warrants with each Warrant exercisable into a Share of Common Stock at $.50 (hereinafter referred to as the "Units") of AMERICAN INTERNATIONAL PETROLEUM CORPORATION (hereinafter referred to as the "Company") located at 444 Madison Avenue, Suite 3203, New York, New York 10022

         WHEREAS, the Company proposes to issue and sell the Units by means of an Offering Memorandum with respect to which Robert M. Cohen & Co. is the Placement Agent on a best efforts basis, with no minimum number of Units required to be subscribed for ;

         WHEREAS, the Units will be offered and sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Act") by virtue of the Company's compliance with Section 4(6) of the Securities Act and Rule 505 of Regulation D promulgated under Section 4(2) of the Act and corresponding exemption provisions of states in which this Offering is being made. Units may be purchased only by "Accredited Investors" as such term is defined in Rule 501 of Regulation D. The Company has prepared an offering memorandum dated November 6, 1996, which has as exhibits thereto and incorporates by reference therein the Form 10-K of the Company for the year ended December 31, 1995, the Form 10-Q of the Company for the quarterly period ended June 30, 1996, the Form 10-Q of the Company for the quarterly period ended March 31, 1996, Annual Report of the Company for the Fiscal Year Ended December 31, 1995, Proxy Statement of the Company for its Annual Meeting held on July 11, 1996 and Current Report on Form 8-K of the Company with respect to August 13, 1996 Date of Report (collectively, the "Offering Memorandum"), relating to the Company and the Units.


         NOW THEREFORE, the Subscriber agrees with the Company as follows:

         1. Subscription. Subject to its terms and conditions and further subject to acceptance of this Agreement by the Company, the Subscriber agrees to purchase from the Company the amount of Units set forth on the signature page hereof

         2. Delivery and Payment. Delivery of and payment for the Units shall be made upon

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the execution of this Subscription Agreement in accordance with the instruction sheet attached hereto.


         3. Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to the Company as follows:

                  (a) The Subscriber has received a copy of the Offering Memorandum, and the Subscriber has carefully reviewed the Offering Memorandum and this Agreement. The Subscriber also acknowledges that he has received a copy of the Company's Form 10-K of the Company for the year ended December 31, 1995, the Form 10-Q of the Company for the quarterly period ended June 30, 1996, the Form 10-Q of the Company for the quarterly period ended March 31, 1996, Annual Report of the Company for the Fiscal Year Ended December 31, 1995, Proxy Statement of the Company for its Annual Meeting held on July 11, 1996 and Current Report on Form 8-K of the Company with respect to August 13, 1996 Date of Report and is acquainted with the business and financial condition of the Company. The Subscriber further acknowledges that he has had an opportunity to ask questions of and receive answers from the Company's executive officers concerning the Company and the terms and conditions of this investment, and all such questions have been answered to the full satisfaction of the Subscriber. The Subscriber hereby further represents and warrants that it is aware that there are substantial risks incident to an investment in the Company and that no Federal or State agency has passed upon the Units or made any finding or determination as to the fairness of an investment in the Company.

                  (b) The Subscriber has the full right, power and authority to enter into this Agreement and to carry out and consummate the transactions contemplated herein. This Agreement constitutes the legal, valid and binding obligation of the Subscriber enforceable in accordance with its terms.

                  (c) The Subscriber is acquiring Units for its own account and risk and not as part of any plan or scheme to evade the registration requirements of the Act The Subscriber understands and agrees that it must bear the economic risk of its investment in the Units for an indefinite period of time. Neither the Units, the Subordinated Note, Warrants or Common Stock underlying the Warrants have been registered under the Act and can not be transferred unless an exemption from registration under the United States and applicable state securities law is available. The Subscriber also understands that the Company is under no obligation to register any of the aforementioned on behalf of the Subscriber (other than with respect to the piggyback registration rights granted under the Warrants) or to assist it in complying with any exemption from registration.

                  (d) The Subscriber is an Accredited Investor, as such term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended and set out in the Purchaser Questionnaire attached hereto..

                  (e) Neither the Subscriber, nor any officer, director or 5% or more shareholder thereof, has been:

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                           (i)      Convicted within the preceding ten years of
any felony or misdemeanor in connection with the offer, purchase or sale of any security or commodity involving the making of a false filing with the Commission.

                           (ii)     Subject to any order, judgment or decree of
any court of competent jurisdiction temporarily or preliminary enjoining or restraining, or subject to any order, judgment or decree of any court of competent jurisdiction, entered within the preceding five years, permanently enjoining or restraining the investor from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or commodity or involving the making or a false filing with the Commission or any state, or arising out of the conduct of the business of any underwriter, broker, dealer, municipal securities dealer or investment advisor.

                           (iii)    Subject to an order of the Commission
entered pursuant to Section 15(b), 15B(a) or 15B(c) of the Securities Exchange Act of l934, as amended (the "Exchange Act"); or subject to an order or the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisers Act of l940.

                           (iv)     Suspended or expelled from membership in, or
suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the Exchange Act, an association registered as a national securities association under Section 15A of the Exchange Act or a Canadian securities exchange or association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

                           (v)      Filed a registration statement which is the
subject of a registration stop order entered pursuant to the Act or any State Act within the preceding five years.

                           (vi)     Subject to any state's administrative
enforcement order or judgment which prohibits, denies or revokes the use of any exemption from registration in connection with the offer, purchase or sale of securities.

                  (f) If the Subscriber is a corporation or trust or other entity, the officer or trustee or other person executing this Agreement represents and warrants that he is authorized to so sign and that the entity is authorized by the governing documents of the entity, to make this investment;

                  (g) The Subscriber understands that the offer and sale of the Units is being made only by means of this Agreement and the Offering Memorandum. In deciding to subscribe for the Units, the Subscriber has not considered any information other than that contained in this Agreement and the Offering Memorandum and any documents provided to the Subscriber by the Company. The Subscriber acknowledges that each of such documents contain on the cover thereof a legend as to the absence of registration of the Units under the Act and the restrictions arising under the Act. The Subscriber acknowledges and agrees that the purchase of the Units involves a high degree of risk and that the Subscriber may sustain, and has the financial ability to sustain, the loss of its entire investment.

                  (h) The Subscriber acknowledges that Robert M. Cohen & Co. (the "Placement

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Agent") and any other such duly registered broker-dealers utilized in connection with this Offering will receive from the Company aggregate commissions equal to 5% of the proceeds received by the Company in connection with the sale of Units and 500 Warrants (exercisable into 500 shares of Common Stock at $.50 per share) for each Unit sold. The Placement Agent shall also receive a $2,000 non-accountable expense allowance in connection with acting as Placement Agent.


         4. Representations and Warranties of the Company. The Company represents and warrants to the Subscriber, except as otherwise disclosed in the Offering Memorandum, that:

                  (a) This Agreement has been duly authorized by the Company and, when accepted and delivered, will be a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                  (b) The Subordinated Notes and Warrants and the shares of Common Stock to be issued upon exercise of the Warrants have been duly authorized and, when issued and delivered against payment therefor in accordance with the terms of this Agreement in the case of the Warrants, or upon exercise, with respect to the Common Stock, will be, in the case of the Subordinated Notes and Warrants, validly issued and outstanding and will constitute valid and legal obligations of the Company enforceable against it in accordance with their terms, and in the case of the Common Stock, validly issued, fully paid, nonassessable and free of preemptive or similar rights.

                  (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada. The Company has the corporate power and authority necessary to enter into and perform its obligations under this Agreement, and to issue, sell and deliver the Units, and to issue the shares of Common Stock upon exercise of the Warrants.

                  (d) There is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending, threatened or, to the knowledge of the Company, contemplated to which the Company is or may be a party or to which the business or property of the Company is or may be subject and (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body which might prevent the issuance of the Units or the consummation of any of the transactions contemplated by this Agreement. No injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that would prevent the issuance of the Units.

                  (e) The execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement, will not conflict with or constitute a material breach of any of the terms or provisions of, or constitute a material default (with notice, the passage of time or otherwise) under, or result in the imposition of a lien or encumbrance on any properties of the Company or an acceleration of indebtedness pursuant to (i) the charter or

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bylaws, or other equivalent instrument, of the Company, (ii) any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement instrument to which the Company is a party or to which it or its properties or assets are subject, except such as have been waived or (iii) any law, regulation or order of any court or governmental agency or authority applicable to the Company, or any of its material properties or assets.

                  (f) No consents or waivers from any person are required to consummate the transactions contemplated by this Agreement, other than such consents and waivers as have been obtained. (g) The Company is in full compliance, to the extent applicable, with applicable reporting obligations under either Section 12(b), 12(g) or 15(d) of the Securities and Exchange Act of 1934, as amended.

                  (h) The Company shall either accept or reject this subscription, in whole or in part, within three (3) business days of being notified that the Placement Agent has received a completed Agreement and deposited such funds in the trust account established on behalf of the Placement Agent.

         5. Reliance on Representations.

                  The Subscriber understands that the Company is relying on the Subscriber's representations concerning the Subscriber's status as an Accredited Investor.


         6. Notice. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to American International Petroleum Corporation, 444 Madison Avenue, Suite 3203, New York, New York 10022,
Attention: Dr. George Faris, with a copy to Snow Becker Krauss P.C., 605 Third Avenue, New York, New York 10158, (ii) if to the Subscriber at the address set forth at the signature page of this Agreement, or in any case to such other address as the person to be notified may have requested in writing.

         7. Miscellaneous. Except as otherwise provided, this Agreement has been and is made solely for the benefit of the Company and shall be binding upon the Subscriber and its successors and assigns, all as and to the extent provided in this Agreement, and no other persons shall acquire or have any right under or by virtue of this Agreement. Subscriber shall not assign this Agreement.

         THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, AND EACH PARTY HEREBY AGREES THAT ALL PERFORMANCE DUE WITH RESPECT TO TRANSACTIONS UNDERTAKEN PURSUANT TO THIS AGREEMENT SHALL BE DEEMED TO BE DUE OR TO HAVE OCCURRED IN NEW YORK. THE EXCLUSIVE VENUE AND PLACE OF JURISDICTION FOR ANY LITIGATION ARISING FROM OR

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RELATED TO THIS AGREEMENT SHALL BE THE UNITED STATES DISTRICT COURT FOR THE
SOUTHERN DISTRICT OF NEW YORK OR THE NEW YORK STATE SUPREME COURT LOCATED IN THE COUNTY OF NEW YORK. A FACSIMILE TRANSMISSION OF THIS SIGNED AGREEMENT SHALL BE LEGAL AND BINDING ON ALL PARTIES HERETO.

         IN WITNESS WHEREOF, the parties have executed this Agreement, the ____ day of ___________, 1996.

Amount of Units subscribed for:
US$_________________                                 _______________________
                                                     Name of Subscriber

                                                     By: ___________________
                                                        Name:
                                                       Title:
Address:____________________________________________________________

____________________________________________________________________

Telephone Number:____________

Telecopier Number: ____________

Social Security No. or Tax I.D. No. : ________________


Accepted this ________ day of __________ , 1996:

AMERICAN INTERNATIONAL
PETROLEUM CORPORATION


By:      _____________________________
                  Dr. George N. Faris
                  Chairman


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State of                            )
                                    ) ss.:
County of                           )

         On the        day of                  , 1996, before me personally came
to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                            Notary Public




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              SPECIAL EXECUTION PAGE FOR SUBSCRIPTION BY AN ENTITY
                (Not applicable to subscriptions by individuals)


                IN WITNESS WHEREOF, subject to acceptance by the Company, the undersigned has completed this Subscription Agreement to evidence its subscription of Units of American International Petroleum Corporation, on this day of , 1996.

                             Amount of Subscription

                              $
                               ---------------------

                                Number of Units



      TRUST --                    (Please include copy of trust agreement)
-----

      CORPORATION --              (Attach certified corporate resolution
------ authorizing signature and a copy of the articles of incorporation, unless waived)

      PARTNERSHIP --              (Attached copy of the partnership agreement
-----                              unless waived)


(Please print the following information exactly as you wish it to appear on the Partnership records.)


-----------------------------        --------------------------
    (Name of Subscriber)                     (Address)


-----------------------------        --------------------------
   (Tax Identification Number)


-----------------------------        --------------------------
         (Telephone)


                The undersigned trustee, partner or corporate officer certifies that he has full power and authority from the beneficiaries, partners or directors of the entity named below to execute this Subscription Agreement on behalf of the entity and to make the representations and warranties made herein on their behalf and that investment in the Company has been affirmatively authorized by the governing board of such entity and is not prohibited by the governing documents of the entity.

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Dated:                 , 1996              -----------------------------------
       ----------------                               (Print Name of Entity)

----------------------------     By:
                                    ---------------------------------
  (Print Name and Capacity)         (Signature of authorized trustee,
partner, or corporate officer)



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                            CORPORATE ACKNOWLEDGMENT

STATE OF                          )
                                  )ss.:
COUNTY OF                         )

                On this day of , 1996, before me personally came to be known, being by me duly sworn, did depose and say that he resides at No. , that he is the of , the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.



                                  Notary Public

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                           PARTNERSHIP ACKNOWLEDGMENT

STATE OF                          )
                                  )ss.:
COUNTY OF                         )

                On this     day of             , 1996, before me personally came
to be known, to be a partner in                          , a partnership, and
known to be the person described in and who executed the foregoing instrument in the partnership name, and said duly acknowledged that he executed the foregoing instrument on behalf of said partnership.



                                  Notary Public



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